Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO SECOND AMENDED & RESTATED CREDIT AGREEMENT

AMENDMENT NO. 2 TO SECOND AMENDED & RESTATED CREDIT AGREEMENT dated as of October 23, 2019 (this "Amendment"), among VISHAY PRECISION GROUP, INC., a Delaware corporation (the "U.S. Borrower"), VISHAY PRECISION GROUP CANADA ULC, an unlimited liability company organized and existing under the laws of British Columbia (the “Canadian Borrower” and, together with the U.S. Borrower, the “Borrowers”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent pursuant to the terms of the Credit Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

BACKGROUND

A.    The Borrowers, the Lenders from time to time parties thereto, JPMorgan Chase Bank, National Association, individually, as an Issuing Bank, a Lender and the Agent, J.P. Morgan Europe Limited, as European Agent and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Agent, entered into that certain Second Amended & Restated Credit Agreement, dated as of December 30, 2015, as modified pursuant to that certain Amendment and Consent Under Credit Agreement dated as of December 21, 2017 (as so amended, the "Existing Credit Agreement").

B.    The U.S. Borrower has made a request pursuant to Section 2.3.1 of the Existing Credit Agreement for an increase in the aggregate amount of the RC Commitment by an aggregate principal amount equal to $15,000,000 (the “Accordion Exercise”) and the Lenders party thereto each agreed to commit its ratable share of the increased commitment amount.

C.     Pursuant to Section 2.3.2 of the Existing Credit Agreement, the Agent and Borrowers are authorized to enter into amendments to the Credit Agreement to effect the increase. This Amendment is intended to document the Accordion Exercise.

C.    The Borrowers and the Agent agree, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement as set forth herein (the Existing Credit Agreement, as amended by this Amendment, and as the same may be amended, restated, modified or supplemented from time to time being referred to as the "Credit Agreement").

NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1    AMENDMENTS. Upon satisfaction of the conditions set forth in Article 2 below, effective as of the Amendment Effective Time, the Existing Credit Agreement shall be amended in the manner set forth below.
1.1    Schedule 1.1 is replaced in its entirety with that which appears as Schedule 1.1 to this Amendment.
ARTICLE 2        EFFECTIVENESS.
2.1    The provisions hereof shall become effective, as of the date hereof, immediately upon the last to occur of the following (the “Amendment Effective Time”):

2.1.1    The Agent, the U.S. Borrower and the Canadian Borrower shall each have duly executed and delivered counterpart signatures to this Amendment;
2.1.2    The U.S. Borrower shall have delivered to the Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Accordion Exercise, and (ii) in the case of the U.S. Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default or Event of Default exists;
2.1.3    The U.S. Borrower shall have duly executed and delivered to each Lender that so requests a Note (whether newly-issued or an amendment and restatement of an existing Note) reflecting the modifications to each Lender’s share of the RC Commitment contemplated by Article 1 above; and
2.1.4    The Agent shall have received such other documents and information as it shall have reasonably requested prior to the date that the condition in Section 2.1.1 is satisfied.
ARTICLE 3        MISCELLANEOUS.
3.1    Counterparts. This Amendment may be executed in counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. A photocopied, facsimile or pdf signature shall be deemed to be the functional equivalent of a manually executed original for all purposes.
3.2    Ratification. Except as set forth in Article 1 of this Amendment, no amendment or waiver to the Credit Agreement is intended hereby. The Existing Credit Agreement, as amended by this Amendment, and the other agreements, documents and instruments delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment) are, and shall continue to be, in full force and effect, and each of the parties hereto confirms, approves and ratifies in all respects the Existing Credit Agreement, as amended by this Amendment, and each of the other agreement, documents and instruments delivered in connection with the Existing Credit Agreement (and/or in connection with this Amendment). Without limiting the generality of the foregoing, the undersigned hereby confirm that the pledges and the security interest granted pursuant to such agreements continue to secure all of the obligations under and in respect of (i) the Existing Credit Agreement as amended hereby and (ii) the related agreements, documents and instruments.
3.3    WAIVER OF JURY TRIAL. WITHOUT LIMITING IN ANY WAY SECTION 11.17 OF THE CREDIT AGREEMENT, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
3.4    Payment of Expenses. Without limiting other payment obligations of the Borrowers set forth in the Credit Agreement, the U.S. Borrower agrees to pay all reasonable costs and expenses incurred by the Agent as required pursuant to Section 11.14.1 of the Credit Agreement in connection with the preparation, execution and delivery of this Amendment and any other documents, agreements and/or instruments which may be delivered in connection herewith, including, without limitation, the reasonable fees and expenses of the Agent's counsel, Drinker Biddle & Reath LLP.
3.5    Governing Law. This Amendment shall be construed in accordance with, and governed by, the internal laws of the Commonwealth of Pennsylvania.
3.6    References. From and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereof", "hereunder" or words of like import, and all references to the Credit Agreement in any and all agreements, instruments, certificates and other documents, shall be deemed to mean the Credit Agreement as modified and amended by this Amendment and as the same may be further amended, modified or supplemented in accordance with the terms thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed by their respective, duly authorized officers as of the date first above written.
BORROWERS:
VISHAY PRECISION GROUP, INC.
By:    /s/ Steven Klausner
Name: Steven Klausner
Title:     Treasurer
VISHAY PRECISION GROUP CANADA ULC
By:    /s/ Steven Klausner
Name: Steven Klausner
Title:     Treasurer

[Signature Page to Amendment No. 2]

AGENT AND LENDERS:
JPMORGAN CHASE BANK, NATIONAL     ASSOCIATION, in its capacity as Agent, the Issuing Bank, the Swing Lender and a Lender
By:    /s/ Caitlin Stewart
Name:    Caitlin Stewart
Title:    Executive Director

[Signature Page to Amendment No. 2]

CITIZENS BANK, NATIONAL ASSOCIATION,                         in its capacity as a Lender
By:    /s/ William Rurode
Name:    William Rurode
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as a Lender
By:    /s/ Thomas Collins
Name:    Thomas Collins
Title:    Vice President

[Signature Page to Amendment No. 2]

Schedule 1.1
Commitment